UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    --------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                 AUGUST 25, 2005
                                 Date of Report
                        (Date of earliest event reported)


                                SYNTHETECH, INC.
             (Exact name of registrant as specified in its charter)

           OREGON                      000-12992                 84-0845771
(State or other jurisdiction     (Commission File No.)         (IRS Employer
      of incorporation)                                      Identification No.)

                    1290 INDUSTRIAL WAY, ALBANY OREGON 97322
               (Address of principal executive offices) (Zip Code)

                                 (541) 967-6575
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))














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ITEM 8.01.  OTHER EVENTS

On August 25, 2005, Synthetech announced the appointment of Daniel T. Fagan as Chairman of the Board. Dr. Fagan succeeds Paul Ahrens, who will remain a director of Synthetech.

A copy of the press release issued by Synthetech on August 25, 2005 announcing the appointment of Dr. Fagan as Chair of the Board is attached hereto as Exhibit 99.1.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

EXHIBIT NO.       DESCRIPTION
99.1              Press Release issued by Synthetech, Inc., dated
                  August 25, 2005.











































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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:       August 26, 2005

                              By: /s/ Gary Weber
                                 ------------------------------
                                 Gary Weber
                                 Chief Financial Officer, Vice President Finance